Schedule of Allocation of Purchase Price to Net Assets Acquired (Details)	May 03, 2023 USD ($)
Purchase Price Allocation
Cash and cash equivalents	$ 42,360
Accounts receivable	8,014
Prepaid expenses	63,795
Mining equipment	18,140,874	[1]
Deposits on mining equipment	2,928,138
Accounts payable and accrued expenses	(3,352,389)
Secured convertible debentures	(1,981,000)
SBA loan payable	(150,000)
Share issuance liability	(529,638)
Net assets acquired	$ 15,170,154

[1]	In accordance with GAAP for asset acquisitions, the excess purchase price over the fair value of the acquired assets and liabilities was ascribed to the property and equipment acquired. See Note 4 below for additional discussion of the subsequent impairment recognized.